OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.
Supplement dated April 1, 1996 to the
Prospectus dated March 15, 1996

The Prospectus is hereby amended as follows:

1. The section captioned "Expenses - Annual Fund Operating Expenses" on page 4 of the Prospectus is replaced with the following:

       - Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses.
Those expenses are detailed in the Fund's Financial Statements included in the Statement of Additional Information.

Annual Fund Operating Expenses (as a percentage of average net assets)

                          Class               Class                Class
                          A Shares            B Shares             C Shares
Management Fees           0.75%               0.75%                0.75%
12b-1 Distribution
  Plan Fees               0.50%               1.00%                1.00%
Other Expenses            0.58%               0.58%                0.58%
                          -------             -------              -------
Total Fund Operating      1.83%               2.33%                 2.33%
 Expenses

         The numbers in the table above are based on the Fund's expenses in its last fiscal year ended November 30, 1995 except as hereinafter described. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for the period. Subsequent to November 30, 1995, the expenses of the Fund's transfer agent were accounted for as a Fund expense, instead of a class level expense. Therefore, "Other Expenses" and "Total Fund Operating Expenses" above have been restated to reflect this change as if it had been in effect for the entire fiscal year. Had the transfer agent expenses remained a class level expense, "Other Expenses" would have been 0.63%, 0.72%, and 0.85% for Class A, B and C shares, respectively, and "Total Fund Operating Expenses" would have been 1.88%, 2.47% and 2.60% for Class A, B and C shares, respectively. The 12b-1 Fees for Class A shares are service fees (the maximum fee is 0.25% of average annual net assets of that class) and the asset-based sales charge of 0.25% of the average annual net assets of that class. For Class B and Class C shares, the 12b-1 Fees are the service fees (the maximum fee is 0.25% of average annual net assets of those classes) and the annual asset-based sales charge of 0.75% of the average annual net assets of the class. These plans are described in greater detail in "How to Buy Shares." "Other Expenses" above includes an administration fee of 0.25% of average net assets payable to the Manager.

         The actual expenses for each class of shares in future years may be more or less than the numbers in the table, depending on a number of factors, including changes in the actual value of the Fund's assets represented by each class of shares.

2. The last subparagraph of "Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers" in the section captioned "How to Buy Shares - Reduced Sales Charges for Class A Share Purchases -
 Waivers of Class A Sales Charges" is replaced with the following:

             - qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence by December 31, 1996.









April 1, 1996                                              PS0254.004